UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 ‑ K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

Jernigan Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001‑36892	47‑1978772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

(901) 567‑9510

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	JCAP	New York Stock Exchange
7.00% Series B cumulative redeemable perpetual preferred stock, $0.01 par value per share	JCAP PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☒Emerging growth company.

☒If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.Submission of Matters to a Vote of Security Holders.

Jernigan Capital, Inc. (the “Company”) held its Annual Meeting of Stockholders on April 28, 2020 (the “Annual Meeting”), at which the stockholders of the Company approved all of the proposals presented, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A that was filed with the Securities and Exchange Commission on March 19, 2020 (the “Proxy Statement”). Holders of 20,151,757 shares of the common stock of the Company, par value $0.01 per share (the “Common Stock”), and holders of 118,410 shares of the Company’s  Series A Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), were in attendance or represented by proxy at the Annual Meeting.

The following are the voting results of the proposals submitted to the Company’s stockholders at the Annual Meeting:

Proposal 1:  For the holders of Common Stock to elect the five director nominees named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
Mark O. Decker	12,871,022	2,051,380	5,229,355
John A. Good	14,371,845	550,557	5,229,355
Rebecca Owen	14,380,355	542,047	5,229,355
Howard A. Silver	12,871,170	2,051,232	5,229,355
Dr. Harry J. Thie	12,865,480	2,056,922	5,229,355

For the holders of Series A Preferred Stock to elect the director nominee named in the Proxy Statement.

Director Nominee	For	Withheld	Broker Non-Votes
James D. Dondero	118,410	0	0

Proposal 2:  For the holders of Common Stock to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020.

For	Against	Abstain
20,042,390	91,501	17,866

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

•
Dated: April 30, 2020

Jernigan Capital, Inc.

	By:	/s/ John A. Good
	Name:	John A. Good
	Title:	Chief Executive Officer